UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
August 17, 2015

United States Steel Corporation
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(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
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(Address of principal executive offices)	(Zip Code)

(412) 433-1121
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(Registrant's telephone number,
including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On August 17, 2015, United States Steel Corporation (the "Corporation"), acted to effectuate a hard freeze of benefits accrued under each of the following plans effective as of December 31, 2015: (i) the United States Steel Corporation Plan for Employee Pension Benefits (Revision of 2003) and each provision, rule part, plan or program thereunder (collectively, the "DB Plan") as applicable to non-union employees; (ii) the United States Steel Corporation Non Tax-Qualified Pension Plan (the "Non Tax-Qualified Plan"); and (iii) the United States Steel Corporation Executive Management Supplemental Pension Program (the "Supplemental Plan", and together with the DB Plan and the Non Tax-Qualified Plan, the "Plans" and each a "Plan"). As a result, from and after December 31, 2015 all benefit accruals under each Plan shall cease and no participant in any Plan will receive credit under the Plan for further service to the Corporation or its subsidiaries and the compensation levels resulting from any such further service will not be relevant to the determination of benefits payable under the Plans.

The Non Tax-Qualified Plan and the Supplemental Plan provide benefits to Mr. Douglas Matthews, one of our Named Executive Officers. The amended and restated Non Tax-Qualified Plan and Supplemental Plan are filed herewith as Exhibits 10.1 and 10.2, respectively.

Item 7.01 Regulation FD Disclosure

As described above, on August 17, 2015, the Corporation enacted a hard freeze of benefits accrued under its DB Plan effective December 31, 2015. Participants of the DB Plan will be transitioned to a defined contribution retirement plan at that time. The Corporation will perform a remeasurement of the DB Plan, and will report these results in its quarterly report on Form 10-Q for the quarter ended September 30, 2015.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
10.1	United States Steel Corporation Non Tax-Qualified Pension Plan, as amended and restated effective December 31, 2015.
10.2	United States Steel Corporation Executive Management Supplemental Pension Program, as amended and restated effective December 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By: /s/ Colleen M. Darragh________
Colleen M. Darragh
Vice President and Controller

Dated: August 21, 2015